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                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):


                                  MAY 22, 1996


                      SUNSHINE MINING AND REFINING COMPANY



  STATE OF DELAWARE            33-98876                    75-2618333
(STATE OF ORGANIZATION) (COMMISSION FILE NO.)  (IRS EMPLOYER IDENTIFICATION NO.)


               877 W. MAIN STREET, SUITE 600, BOISE, IDAHO 83702
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (208) 345-0660



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Item 5.  Other Events.

         On May 22, 1996 (the "Effective Date"), Sunshine Mining and Refining Company, a Delaware corporation ("Sunshine") merged with and into its wholly-owned subsidiary Sunshine Merger Company, a Delaware corporation (the "Company"), with the Company being the surviving entity. On the Effective Date, the Company's Certificate of Incorporation was amended to change the Company's name to Sunshine Mining and Refining Company.

         Pursuant to the merger of Sunshine with and into the Company, with the Company being the surviving entity, all securities of Sunshine, with the exception of Sunshine's $11.94 (Stated Value) Cumulative Redeemable Preferred Stock (the "Preferred Stock") were converted pursuant to the terms of the merger and without any action by the holders thereof into an equal number of identical securities of the Company. Pursuant to the terms of the merger, Preferred Stock will be converted into: (i) six (6)shares of Common Stock, par value $.01 of the Company ("Common Stock") (which number may be increased pursuant to an adjustment formula based on the average NYSE composite closing price of the Common Stock for the first 120 NYSE trading days following the Effective Date), and (ii) either (a) two Warrants ($1.92 initial exercise price, which exercise price may be decreased pursuant to an adjustment formula based on the average NYSE composite closing price of the Common Stock for the first 120 NYSE trading days following the Effective Date) each to purchase one share of Common Stock or, at the election of the holder, (b) an additional .9 (9/10) share of Common Stock.

         By virtue of Rule 12g-3 under the Securities Exchange Act of 1934, as amended (the "Act"), the Common Stock, Warrants to purchase Common Stock ($2.12 exercise price), Warrants to purchase Common Stock ($1.92 exercise price), and Convertible Subordinated Reset Debentures Due July 15, 2008, to be issued incident to the merger, are deemed registered pursuant to Section 12 of the Act. In order to facilitate the incorporation by reference of certain information into the Company's future filings under the securities laws, the Company is providing the following descriptions of its securities to be issued incident to the merger:

COMMON STOCK, PAR VALUE $.01. The description of the Common Stock, par value $.01, is contained in Sunshine's Registration Statement, Registration No. 1-10012 as amended, filed pursuant to the Securities Exchange Act of 1934, and is incorporated herein by reference.

WARRANTS TO PURCHASE COMMON STOCK ($2.12 EXERCISE PRICE). The description of the Warrants to Purchase Common Stock ($2.12 exercise price) is contained in Sunshine's Registration Statement on form 8-A, Registration No. 0-23344, filed pursuant to the Securities Exchange Act of 1934, and is incorporated herein by reference.

WARRANTS TO PURCHASE COMMON STOCK ($1.92 EXERCISE PRICE). The description of the Warrants to Purchase Common Stock ($1.92 exercise price), is set forth under the caption "Description of the Warrants" in the prospectus that is included in the Company's Registration Statement on Form S-4, Registration No. 33-98876, which description is incorporated herein by reference.

CONVERTIBLE SUBORDINATED RESET DEBENTURES DUE JULY 15, 2008. The description of the Convertible Subordinated Reset Debentures Due July 15, 2008 is contained in Sunshine's Registration Statement No. 1-10012, as amended, filed pursuant to the Securities Exchange Act of 1934, and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         C.      Exhibits.

         *4.1    Certificate of Merger Agreement between Sunshine Mining and
Refining Company and Sunshine Merger Company, dated May 22, 1996.

*Enclosed herewith.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                      SUNSHINE MINING AND REFINING COMPANY


Date: May 29, 1996      By:  /s/ John S. Simko
                            ----------------------------------------------------
                            John S. Simko, President and Chief Executive Officer





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                                 EXHIBIT INDEX

4.1 Certificate of Merger Agreement between Sunshine Mining and Refining Company and Sunshine Merger Company, dated May 22, 1996.





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